United States Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 28, 2002

FIRST INDIANA CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	35-1692825

(State or other jurisdiction of	(IRS Employer Identification Number)
incorporation or organization)

135 North Pennsylvania Street, Indianapolis, IN	46204

(Address of principal executive office)	(Zip Code)

(317) 269-1200

(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

         On May 28, 2002, First Indiana Corporation (First Indiana) announced the election of Anat Bird to the Board of Directors.

         Pursuant to General Instruction F to Form 8-K, the press release issued May 28, 2002 concerning this information is incorporated herein by reference and is attached hereto as Exhibit 20.

Item 7. Financial Statements and Exhibits

         (c) Exhibits

                   Exhibit No.      Exhibit
                   -----------       ---------

                        20                Press Release dated May 28, 2002

                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   First Indiana Corporation

Date: May 29, 2002                  By:     /s/ William J. Brunner
                                                                William J. Brunner
                                                                Vice President and Treasurer